Mining interests and plant and equipment	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about property, plant and equipment [abstract]
Mining interests and plant and equipment [text block]

15. Mining interests and plant and equipment

			2021			2020
	Mining	Plant and		Mining	Plant and
	interests	equipment (i)	Total	interests	equipment (i)	Total
	$	$	$	$	$	$
Net book value - January 1	459,303	30,209	489,512	320,008	23,685	343,693
Acquisition of the San Antonio gold
project (Note 6)	-	-	-	57,038	1,330	58,368
Additions	139,183	58,192	197,375	75,437	10,915	86,352
Impairment	(58,417)	-	(58,417)	-	-	-
Mining exploration tax credits	(1,585)	-	(1,585)	(4,608)	-	(4,608)
Change in environmental
rehabilitation assets	19,522	-	19,522	3,414	-	3,414
Depreciation	-	(7,814)	(7,814)	-	(5,340)	(5,340)
Depreciation capitalized	4,136	-	4,136	4,019	-	4,019
Share-based compensation capitalized	2,127	-	2,127	688	-	688
Transfers	(11,221)	11,221	-	-	-	-
Pre-commercial revenues	(7,275)	-	(7,275)	-	-	-
Disposals and others	-	(213)	(213)	-	(388)	(388)
Currency translation adjustments	(1,820)	107	(1,713)	3,307	7	3,314
Net book value - December 31	543,953	91,702	635,655	459,303	30,209	489,512

Closing balance
Cost	602,370	105,112	707,482	459,303	37,545	496,848
Accumulated depreciation
and impairment	(58,417)	(13,410)	(71,827)	-	(7,336)	(7,336)
Net book value	543,953	91,702	635,655	459,303	30,209	489,512

(i) Plant and equipment includes right-of-use assets of $20.3 million as at December 31, 2021 ($10.8 million as at December 31, 2020).

Impairments - 2021

Bonanza Ledge Phase 2 Project

In March 2021, processing of ore commenced at the Bonanza Ledge Phase 2 project. As a result of operational challenges incurred during the second quarter for 2021, it was determined that total capital and production costs related to the Bonanza Ledge Phase 2 project would be higher than originally planned. These factors were considered indicators of impairment, among other facts and circumstances and, accordingly, management performed an impairment assessment as at June 30, 2021. As a result of the impairment assessment, the Company recorded an impairment charge of $36.1 million on the Bonanza Ledge Phase 2 project during the three months ended June 30, 2021.

On June 30, 2021, the Bonanza Ledge Phase 2 project was written down to its estimated recoverable amount of $12.4 million, which was determined by the value-in-use using a cash-flows approach. The main valuation inputs used were the cash flows expected to be generated by the sale of gold from the Bonanza Ledge Phase 2 project over its estimated life of the mine, based on an average gold price per ounce of US$1,797, the average grade of gold and the average recovery rate for the remaining mine life. No discount rate was used as the project has a short-term remaining mine life of approximately 18 months.

A sensitivity analysis was performed by management for the gold price, the average grade and the recovery rate (in isolation). If gold price per ounce applied to the cash flow projections had been 10% lower than management's estimates, the Company would have recognized an additional impairment charge of $9.3 million. If the average gold grade or gold recovery applied to the cash flows had been 10% lower, the Company would have recognized an additional impairment charge of $12.4 million.

Due to continuing operational challenges, it was determined that total capital and production costs related to the Bonanza Ledge Phase 2 project would be higher than the total revenues expected to be generated for the remaining life of the project. These factors were considered indicators of impairment, among other facts and circumstances and, accordingly, management performed an impairment assessment as at September 30, 2021. As a result of the impairment assessment, the Company recorded an impairment charge of $22.4 million on the Bonanza Ledge Phase 2 project during the three months ended September 30, 2021.

On September 30, 2021, the net book value of the Bonanza Ledge Phase 2 project was written down to zero as it was estimated that the net book value will not be recovered by the expected net profits to be generated from the sale of precious metals. The recoverable amount was determined by the value-in-use using a cash-flows approach. The main valuation inputs used were the cash flows expected to be generated by the sale of gold from the Bonanza Ledge Phase 2 project over its estimated life of the mine, based on an average gold price per ounce of US$1,787, the average grade of gold and the average recovery rate for the remaining mine life. No discount rate was used as the project has a short-term remaining mine life of approximately 18 months. The project value is maintained at zero and any excess operating expenses over revenues are recorded under mining operating expenses on the statements of income (loss).